                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A



                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 21, 1998

                            Berkshire Hathaway Inc.
                         (formerly known as NBH, Inc.)
              (Exact Name of Registrant as Specified in Charter)


Delaware                                                 47-0813844
(State or Other              (Commission File         (I.R.S. Employer
Jurisdiction of                 Number)              Identification No.)
Incorporation)

1440 Kiewit Plaza, Omaha, Nebraska                        68131
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (402) 346-1400

                                Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.



          The financial statements of Old Berkshire and General Re required by this Item 7(a) are incorporated herein by reference to the financial statements of Old Berkshire and General Re set forth in their respective Annual Reports on Form 10-K for the year ended December 31, 1997 and their respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 1998, which financial statements are included herewith as Exhibits.

     (b)  Pro Forma Financial Information.



          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

   The following unaudited pro forma combined condensed financial statements are based on the historical consolidated financial statements of Old Berkshire and General Re, combined and adjusted to give effect to the Mergers. Certain reclassifications have been made to the historical financial statements to conform with this pro forma presentation. These statements should be read in conjunction with the historical financial statements and notes thereto.

   The unaudited pro forma combined condensed statements of earnings for the year ended December 31, 1997 and for the nine months ended September 30, 1998 present the results for Old Berkshire and General Re as if the Mergers occurred at the beginning of each period presented. The accompanying unaudited pro forma combined condensed balance sheet as of September 30, 1998 gives effect to the Mergers as of that date.

   The pro forma adjustments are based upon preliminary estimates, information currently available and certain assumptions that management believes are reasonable under the circumstances. New Berkshire's actual consolidated financial statements will reflect the effects of the Mergers on and after the effective time rather than the dates indicated above. The unaudited pro forma combined condensed financial statements neither purport to represent what the combined results of operations or financial condition actually would have been had the Mergers and related transactions in fact occurred on the assumed dates, nor to project the combined results of operations and financial position for any future period.

   The General Re merger will be accounted for by the purchase method and, therefore, assets and liabilities of General Re will be recorded at their fair values. The excess of the purchase cost over the fair value of net assets acquired at the effective time of the General Re merger will be recorded as goodwill. Allocations included in the pro forma statements are based on analysis which is not yet completed. Accordingly, the final value of the purchase price and its allocation may differ, perhaps significantly, from the amounts included in these pro forma statements.

   The Mergers became effective on December 21, 1998. At the effective time of the Mergers, each issued and outstanding share of General Re Common Stock was converted into the right to receive, at the General Re holder's election, either
0.0035 Class A shares or 0.105 Class B shares of New Berkshire Common Stock. Elections must be made by March 1, 1999. Holders that have not made an election by March 1, 1999 will receive shares of New Berkshire Class B Common Stock for their shares of General Re Common Stock. The pro forma combined condensed financial statements assume that all General Re shares were converted into Class A shares at the fixed exchange ratio of 0.0035. The total value of the consideration for pro forma purposes was determined using the average closing price of Old Berkshire Class A Common Stock on the NYSE for the ten day trading period ended June 26, 1998. The total consideration for the transaction, including the estimated value of New Berkshire stock options issued in exchange for General Re employee stock options outstanding, was $22.0 billion.

                            Berkshire and General Re
         Unaudited Pro Forma Combined Condensed  Statement of Earnings
                      For the year ended December 31, 1997
                                 (in millions)

                                          Historical
                                          ----------                Pro Forma
                                  Berkshire        General Re       Adjustments      Pro Forma
                                  ---------        ----------       -----------      ---------
Revenues:
 Insurance premiums earned...      $4,761              $6,607                         $11,368
 Sales and service revenues..       3,578                  83                           3,661
 Interest, dividend and
  other investment income....         953               1,314         $ (104) A         2,163
 Income from financial
  services...................          32                 302                             334
 Realized investment gain....       1,106                   3                           1,109
                                   ------              ------         ------          -------
                                   10,430               8,309           (104)          18,635
                                   ------              ------         ------          -------
Cost and Expenses:
 Insurance losses and loss
  adjustment expenses........       3,420               4,671                           8,091
 Insurance underwriting
  expenses...................         880               1,955             63   B        2,898
 Cost of products and
  services sold..............       2,187                                               2,187
 Selling, general and
  administrative expenses....         921                 269                           1,190
 Goodwill amortization.......          83                  29            332   C          444
 Interest expense............         112                  58             (2)  D          168
                                   ------              ------         ------          -------
                                    7,603               6,982            393           14,978
                                   ------              ------         ------          -------
Earnings before income taxes
 and minority interest              2,827               1,327           (497)           3,657

 Income taxes................         898                 302            (57)  E        1,143
 Minority interest...........          28                  57                              85
                                   ------              ------         ------          -------
Net earnings.................      $1,901              $  968         $ (440)         $ 2,429
                                   ======              ======         ======          =======
Net earnings per common share*     $1,542                                             $ 1,615

Average common shares
 outstanding*                   1,233,192                            270,824        1,504,016

* Average shares outstanding for 1997 include average Class A common shares and average Class B common shares determined on an equivalent Class A common stock basis. Net earnings per common share shown above represents net earnings per equivalent Class A common share. Net earnings per Class B common share is equal to one-thirtieth (1/30) of such amount or $54 per share on a pro forma basis.

See the accompanying notes to the unaudited pro forma combined condensed financial statements.

                            Berkshire and General Re
         Unaudited Pro Forma Combined Condensed  Statement of Earnings
                  For the nine months ended September 30, 1998
                                 (in millions)

                                                         Historical
                                                         ----------                Pro Forma
                                                 Berkshire        General Re       Adjustments      Pro Forma
                                                 ---------        ----------       -----------      ---------
Revenues:
 Insurance premiums earned.....................   $ 3,983            $4,436                           $ 8,419
 Sales and service revenues....................     3,150                67                             3,217
 Interest, dividend and
  other investment income......................       774             1,057            $ (78) A         1,753
 Income from financial services................        36               266                               302
 Realized investment gain......................     2,227               293                             2,520
                                                  -------            ------            -----          -------
                                                   10,170             6,119              (78)          16,211
                                                  -------            ------            -----          -------
Cost and Expenses:
 Insurance losses and loss
  adjustment expenses..........................     2,962             3,083                             6,045
 Insurance underwriting
  expenses.....................................       804             1,404               47  B         2,255
 Cost of products and services sold............     2,053                                               2,053
 Selling, general and administrative
  expenses.....................................       744               201                               945
 Goodwill amortization.........................        73                21              250  C           344
 Interest expense..............................        82               114               (2) D           194
                                                  -------            ------            -----          -------
                                                    6,718             4,823              295           11,836
                                                  -------            ------            -----          -------
Earnings before income taxes and
 minority interest.............................     3,452             1,296             (373)           4,375

 Income taxes..................................     1,166               331              (43) E         1,454
 Minority interest.............................        23                47                                70
                                                  -------            ------            -----          -------
Net earnings...................................    $2,263            $  918            $(330)         $ 2,851
                                                  =======            ======            =====          =======
Net earnings per common share*                     $1,822                                              $1,884

  Average common shares outstanding*            1,242,075                            270,824        1,512,899

* Average shares outstanding for the nine months ended September 30,1998 include average Class A common shares and average Class B common shares determined on an equivalent Class A common stock basis. Net earnings per common share shown above represents net earnings per equivalent Class A common share. Net earnings per Class B common share is equal to one-thirtieth (1/30) of such amount or $63 per share on a pro forma basis.


See the accompanying notes to the unaudited pro forma combined condensed financial statements.

                            Berkshire and General Re
              Unaudited Pro Forma Combined Condensed Balance Sheet
                               September 30, 1998
                                 (in millions)

                                                               Historical
                                                               ----------                Pro Forma
                                                        Berkshire      General Re       Adjustments      Pro Forma
                                                        ---------      ----------       -----------      ---------
                  ASSETS
Cash and cash equivalents...............................    $ 6,892     $   296                            $  7,188
Investments:
    Securities with fixed maturities....................      5,069      18,284                              23,353
    Equity securities and other investments.............     31,193       6,422                              37,615
Receivables.............................................      1,900       5,325                               7,225
Assets of financial services............................      1,397      13,377                              14,774
Goodwill of acquired businesses.........................      4,071         961            $13,442  F        18,474
Other assets............................................      3,588       1,339                               4,927
                                                            -------     -------            -------         --------
                                                            $54,110     $46,004            $13,442         $113,556
                                                            =======     =======            =======        =========
     LIABILITIES AND SHAREHOLDERS' EQUITY

Losses and loss adjustment expenses.....................    $ 7,513     $16,631                            $ 24,144
Unearned premiums.......................................      1,583       1,947                               3,530
Accounts payable, accruals and other liabilities........      2,226       3,513                 29  G         5,574
                                                                                              (194) H
Income taxes, principally deferred......................      8,345       1,306                 --  I         9,651
Borrowings under investment agreements and other debt...      1,792         294                 52  J         2,138
Liabilities of financial services.......................      1,222      12,800                              14,022
                                                            -------     -------            -------         --------
                                                             22,681      36,491               (113)          59,059

Minority shareholders' interests........................        472       1,063                               1,535

Total shareholders' equity..............................     30,957       8,450             13,555  K        52,962
                                                            -------     -------            -------         --------
                                                            $54,110     $46,004            $13,442         $113,556
                                                            =======     =======            =======         ========

See the accompanying notes to the unaudited pro forma combined condensed financial statements.

   Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

   The pro forma adjustments to the combined condensed statements of earnings are described below.

(A) Reduction of interest income due to amortization of purchase accounting adjustments related to the cost of General Re's investments in securities with fixed maturities.

(B) Estimation of (1) the increase in compensation expense related to the anticipated replacement of General Re's employee stock option plan with a new incentive compensation plan that will not require the issuance of stock options or securities of New Berkshire and (2) the increase in compensation expense related to the use of non-dividend paying New Berkshire stock with respect to the General Re Employee Savings and Stock Ownership Plan ("ESSOP").

(C) Amortization of the excess of purchase price over the fair value of net assets acquired, net of the elimination of goodwill amortization included in General Re's historical statement of earnings. The excess of purchase price over fair value of net assets recorded with respect to the Mergers will be amortized ratably over 40 years.

(D) Amortization of purchase accounting adjustments related to General Re's outstanding debt.

(E) Income tax effects on pro forma adjustments.

    The purchase accounting and pro forma adjustments related to the combined condensed balance sheet are described below. Dollar amounts are in millions.

(F) Excess of purchase price (including acquisition costs) over the fair value of net assets acquired ($14,403), less the elimination of goodwill included in General Re's historical balance sheet ($961).

(G) Accrual of merger costs which were unpaid at September 30, 1998.

(H) Conversion of General Re's redeemable cumulative convertible preferred stock into New Berkshire common stock ($144) and adjustment of related ESSOP loan balance to fair value ($50).

(I) Income tax liabilities applicable to pro forma adjustments to ESSOP loan balance adjustment ($18) less deferred tax asset attributed to fair value adjustments to General Re's outstanding debt ($18).

(J) Adjustment of General Re's outstanding debt to fair value.

(K) Issuance of 270,824 Class A equivalent New Berkshire shares in exchange for General Re Shares ($21,135), plus the estimated value of Berkshire stock options issued in exchange for General Re stock options outstanding, ($870) less elimination of General Re's historical shareholders' equity accounts ($8,450).

     (c) The following exhibits are filed herewith or incorporated by reference herein:


     Exhibit Number          Description


             2.1 Joint Proxy Statement/Prospectus, dated August 12, 1998 of Berkshire Hathaway Inc. and General Re Corporation (Incorporated by reference (File Nos. 1-10125 and 1-8026))

            23.1 Consent of Deloitte & Touche LLP (Incorporated by reference to Exhibit 23.1 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

            23.2 Consent of PricewaterhouseCoopers LLP (Incorporated by reference to Exhibit 23.2 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

            99.1 Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1997 (File No. 1-10125))

            99.2 Interim Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of Berkshire Hathaway Inc. for the quarter ended September 30, 1998 (File No. 1-10125))

            99.3 Consolidated Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of General Re Corporation for the year ended December 31, 1997 (File No. 1-8026))

            99.4 Consolidated Interim Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of General Re Corporation for the quarter ended September 30, 1998 (File No. 1-8026))

            99.5 Joint Press Release of Berkshire Hathaway Inc. and General Re Corporation issued December 21, 1998 (Incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

            99.6 Press Release of Berkshire Hathaway Inc. issued December 23, 1998 (Incorporated by reference to
                             Exhibit 99.6 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE HATHAWAY INC.

                                       By: /s/ Marc D. Hamburg
                                          ----------------------------
                                           Name:  Marc D. Hamburg
                                           Title: Vice President and
                                           Chief Financial Officer


Dated:  January 22, 1999

                                 EXHIBIT INDEX


     Exhibit Number          Description


             2.1 Joint Proxy Statement/Prospectus, dated August 12, 1998 of Berkshire Hathaway Inc. and General Re Corporation (Incorporated by reference (File Nos. 1-10125 and 1-8026))

            23.1 Consent of Deloitte & Touche LLP (Incorporated by reference to Exhibit 23.1 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

            23.2 Consent of PricewaterhouseCoopers LLP (Incorporated by reference to Exhibit 23.2 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

            99.1 Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1997 (File No. 1-10125))

            99.2 Interim Consolidated Financial Statements of Berkshire Hathaway Inc. and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of Berkshire Hathaway Inc. for the quarter ended September 30, 1998 (File No. 1-10125))

            99.3 Consolidated Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Annual Report on Form 10-K of General Re Corporation for the year ended December 31, 1997 (File No. 1-8026))

            99.4 Consolidated Interim Financial Statements of General Re Corporation and Notes thereto (Incorporated by reference to the Quarterly Report on Form 10-Q of General Re Corporation for the quarter ended September 30, 1998 (File No. 1-8026))

            99.5 Joint Press Release of Berkshire Hathaway Inc. and General Re Corporation issued December 21, 1998 (Incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)

            99.6 Press Release of Berkshire Hathaway Inc. issued December 23, 1998 (Incorporated by reference to
                             Exhibit 99.6 to the Current Report on Form 8-K of Berkshire Hathaway Inc. dated December 21, 1998)